Income Taxes	6 Months Ended
Jul. 02, 2022
Income Taxes
Income Taxes

Note 13.Income Taxes

Prior to the Business Combination, QualTek HoldCo was treated as a partnership for U.S. federal and most applicable state and local income tax purposes. As a partnership, QualTek HoldCo’s is not subject to U.S. federal and certain state and local income taxes. Any taxable income and losses were passed through to and included in the taxable income of its members.

Following the Business Combination, the Company is subject to income taxes at the U.S. federal, state, and local levels for income tax purposes, including with respect to its allocable share of any taxable income of QualTek HoldCo.

The effective tax rate was 0% for three and six months ended July 2, 2022. The Company, based on the consideration of the relevant positive and negative evidence available, maintained a full valuation allowance against its deferred tax assets.

The Company provides for income taxes and related accounts using the asset and liability method of accounting. Under this method, deferred tax assets and liabilities are recognized for the expected future tax consequence on differences between the carrying amounts of assets and liabilities and their respective tax basis, using tax rates in effect for the year in which the differences are expected to reverse. Deferred tax assets are reduced by a valuation allowance when it is “more-likely-than-not” that some portion or all of the deferred tax assets will not be realized. The realization of the deferred tax assets is dependent on the amount of future taxable income.